EXHIBIT 99.2
                                                                    ------------


                               AMENDMENT NO. 5 TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

                  AMENDMENT NO. 5, dated as of May 7, 2003 (this "AMENDMENT") to that certain Revolving Credit and Term Loan Agreement dated as of June 29, 1999, as amended as of June 26, 2000, as of September 14, 2001, as of April 19, 2002 and as of October 31, 2002, and as may be further amended, modified, restated or supplemented from time to time (the "LOAN AGREEMENT") among THE PENN TRAFFIC COMPANY ("PENN TRAFFIC"), DAIRY DELL, INC., BIG M SUPERMARKETS, INC. and PENNY CURTISS BAKING COMPANY, INC. (individually, each a "BORROWER" and collectively, the "BORROWERS"), the Lenders party to the Loan Agreement (collectively, the "LENDERS"), FLEET CAPITAL CORPORATION, as Administrative Agent for the Lenders (in such capacity, the "AGENT"), GMAC BUSINESS CREDIT, LLC, as documentation agent, and AMSOUTH BANK and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as co-agents is made by, between and among the Borrowers, the Lenders and the Agent. Capitalized terms used herein, except as otherwise defined herein, shall have the meanings given to such terms in the (i) Loan Agreement and (ii) Security Agreement.

                  WHEREAS, the Borrowers and the Lenders have agreed to make certain amendments to the Loan Agreement and the Security Agreement, subject to the terms and conditions set forth herein.

                  WHEREAS, the Agent and the Lenders wish to confirm the Revolving Credit Commitments of the Lenders as of the date hereof.

                  NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereinafter set forth, the parties hereto agree as follows:

                 SECTION I. RATIFICATION OF EXISTING AGREEMENTS

         1.01 All of the representations and warranties made by the Borrowers in the Loan Agreement and the other Loan Documents are true and correct on the date hereof as if made on and as of the date hereof, except to the extent that any of such representations and warranties relate by their terms to a prior date.

         1.02 The Borrowers agree that the Obligations of the Borrowers to the Agent and each of the Lenders as evidenced by or otherwise arising under the Loan Agreement and the other Loan Documents are, by the Borrowers' execution of this Amendment, ratified and confirmed in all respects.

         1.03 The Borrowers acknowledge and agree that all of their obligations arising under and relating to this Amendment constitute Obligations under the Loan Agreement.

                    SECTION II. AMENDMENTS TO LOAN AGREEMENT

         2.01 AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as of May 7, 2003 (the "EFFECTIVE DATE"), subject to the fulfillment of the conditions under Section III hereof, as follows:

                  (a)      The following new definitions are hereby added to
Section 1.01 of the Loan Agreement (in the appropriate alphabetical sequence).

                           (i)      "Business Operations and Valuation
Consultant" means a nationally recognized Person (or two nationally recognized Persons) in the business of providing financial and business analysis, advisory, valuation and consulting services, acceptable to the Agent, retained by the Borrowers at the Borrowers' expense for such purposes, including the providing of written reports setting forth in reasonable detail its (or their) findings and analysis, and containing such other information as the Agent may reasonably request from time to time.

                           (ii)     "Slow Moving Reserve" means reserves with
respect to Eligible Inventory located in the Borrowers' warehouses equal to 50% of the value of general merchandise Inventory plus 100% of the value of all other Inventory (i.e. grocery, frozen, meat, dairy products and the like), which in each case was received more than 120 days prior to the date of determination.

                           (iii)    "Valuation Reserve" means a reserve
established by the Required Lenders which shall be no greater than the difference between (i) the sum of (x) 75% of the fair market value of the Real Estate Interests and (y) 80% of the orderly liquidation value of the Equipment, in each case given in appraisals of such assets from time to time and (ii) the then aggregate outstanding principal amount of the Term Loans.

                  (b) The definition of "Consolidated Adjusted Net Income" in Section 1.01 of the Loan Agreement is hereby amended by deleting the word "and" following clause (f), and inserting after clause "(g)" the following new clause "(h):

                           "(h) any charge against net income required to be taken for settlement accounting under FASB # 88.".

                  (c)      The definition of "Consolidated EBITDA" in Section
1.01 of the Loan Agreement is hereby amended by deleting the word "and" following clause (b)(v), and inserting after clause "(vi)" the following:

                           "(vii) costs not exceeding $2,000,000 related to severance obligations incurred after March 1, 2003;
                           (viii) the accrued costs related to the closure of stores by the Borrowers, minus the cash closing costs of stores closed after May 1, 2003; (ix) all of the costs associated with appraisals, reports, and costs of business consultants and financial advisors, including without limitation the Business Operations and Valuation Consultant; and (x) for the fourth Fiscal Quarter of Fiscal Year 2003 and the first Fiscal Quarter of Fiscal Year 2004, the difference between (1) first in first out gross profit calculated without taking into account the accounting pronouncement EITF 02-16 and (2) first in first out gross profit calculated in accordance with GAAP consistent with the Company's implementation of EITF 02-16; for the avoidance of doubt this addback will be utilized in all calculations which include the fourth Fiscal Quarter of Fiscal Year 2003 and the first Fiscal Quarter of Fiscal Year 2004";

                  (d) The definition of PACA Reserve in Section 1.01 of the Loan Agreement is hereby amended to add the following: "Such reserve shall be adjusted no less often than monthly based on amounts owed for the purchase of produce as shown in the Borrowing Base Certificate delivered to the Agent as provided in the Security Agreement."

                  (e) Section 2.2(a) of the Loan Agreement is hereby amended to add the following to the third sentence thereof: "provided, that each Borrower agrees that no Revolving Borrowing or Letters of Credit shall be requested unless the amount thereof is less than or equal to such Borrower's Revolving Borrowing Capacity less the sum of (i) any outstanding Revolving Loans and Swing Line Loans to such Borrower, (ii) $17,500,000 and (iii) the Valuation Reserve; and provided further that the Slow Moving Reserve shall have been deducted in determining the Value of Eligible Inventory."

                  (f) Section 7.2 of the Loan Agreement is hereby amended as follows:

                           (i)      the designation of the existing subsection
"(b)" is hereby changed to "(b)(i)";

                           (ii)     the following new subsection 7.2(b)(ii) is
hereby inserted:

                                    "(ii) As soon as available, but in any event not later than thirty (30) days after the close of each monthly reporting period in the Borrowers' Fiscal Year, consolidated unaudited balance sheets, together with a statement showing the agings of all accounts payable reflected in such balance sheets, of Penn Traffic and its consolidated Subsidiaries as at the end of such period, and consolidated unaudited statements of income and expense and cash flow for Penn Traffic and its consolidated Subsidiaries for such period, commencing with the period ending May 31, 2003, all in reasonable detail, fairly presenting the financial position and results of operation of Penn Traffic and its consolidated Subsidiaries as at the date thereof and for such period, prepared generally in accordance with GAAP consistent with the audited Financial Statements required pursuant to Section 7.2(a) and subject to normal Fiscal Quarter end and Fiscal Year end adjustments.";

                           (iii)    the following new subsection 7.2(b)(iii) is
hereby inserted:

                                    "(iv) Promptly upon receipt by the
                                    Borrowers, the reports furnished by each of the consultants, including the Business Operations and Valuation Consultant, without change or revision;

                  (g) Article 7 of the Loan Agreement is hereby amended by adding the following new Sections 7.14 and 7.15:

                           "7.14 CONSULTANTS. The Business Operations and Valuation Consultant shall be selected and retained by the Borrowers, at the Borrowers' expense, as soon as possible, but in no event later than May 22, 2003. The retention agreement between the Borrowers and the Business Operations and Valuation Consultant shall state that the Business Operations and Valuation Consultant shall provide its report to the Borrowers and the Agent as promptly as possible after the date on which the Business Operations and Valuation Consultant is retained by the Borrowers. The Borrowers agree that following notice from the Agent to the Borrowers, the Agent or its representative may contact representatives of any of the consultants, including the Business Operations and Valuation Consultant, to discuss the reports provided by them. The Borrowers will inform representatives of the consultants, including Business Operations and Valuation Consultant, of the aforementioned consent."

                           7.15 CERTAIN RESERVES. The Agent may in its reasonable discretion establish reserves for, INTER ALIA, inadequate payments by the Borrowers of tobacco taxes and sales taxes, such reserves being in addition to any reserves established by the Agent within clause (b)(D) of the definition of Revolving Borrowing Capacity.

                  (h) Section 8.13(a) (Cash Capital Expenditures) of the Loan Agreement is hereby amended by deleting the information set forth under the headings "FISCAL YEAR" and "AMOUNTS" and replacing such information with the following:

                           "FISCAL YEAR                 AMOUNTS
                            -----------                 -------
                               2004                   $17,000,000
                               2005                   $17,000,000
                               2006                   $22,000,000

                  (i) Section 8.13(e) (Cash Capital Expenditures) of the Loan Agreement is hereby amended to insert the following before the ".":
"provided, that notwithstanding the foregoing, the Borrowers shall not make, based solely upon Carryover Cash Capex from Fiscal Year 2003, Cash Capital Expenditures in Fiscal Year 2004 or any subsequent Fiscal Year".

                  (j) Section 8.14 (Consolidated EBITDA) of the Loan Agreement is hereby amended by(x) deleting the information set forth under the headings "FISCAL QUARTER" and "AMOUNTS" and replacing it with the following:

                                 "FISCAL
                                 QUARTER                     AMOUNTS
                                 -------                     -------
                           Fiscal Year 2004 Q1                $64,000,000
                           Fiscal Year 2004 Q2                $54,000,000
                           Fiscal Year 2004 Q3                $55,000,000
                           Fiscal Year 2004 Q4                $57,000,000
                           Fiscal Year 2005 Q1                $62,000,000
                           Fiscal Year 2005 Q2                $68,000,000
                           Fiscal Year 2005 Q3                $78,000,000
                           Fiscal Year 2005 Q4                $90,000,000
                           Fiscal Year 2006 Q1                $95,000,000
                           Fiscal Year 2006 Q2                $99,000,000
                           Fiscal Year 2006 Q3               $103,000,000
                           Fiscal Year 2006 Q4               $108,000,000
                           Fiscal Year 2007 Q1               $111,000,000
                           Fiscal Year 2007 Q2              $114,000,000"

                  (k) Section 8.15 (Consolidated Funded Debt Ratio) of the Loan Agreement is hereby amended by deleting the information set forth under the headings "FISCAL YEAR", "FISCAL QUARTER" and "REQUIREMENT" and replacing it with the following:

                                                   FISCAL
                           "FISCAL YEAR           QUARTER           REQUIREMENT
                            -----------           -------           -----------
                               2004                  1                  6.5
                               2004                  2                  6.5
                               2004                  3                  6.5
                               2004                  4                  6.2
                               2005                  1                  5.8
                               2005                  2                  5.2
                               2005                  3                  4.6
                               2005                  4                  4.0
                               2006                  1                  3.9
                               2006                  2                  3.8
                               2006                  3                  3.7
                               2006                  4                  3.7
                               2007                  1                  3.7
                               2007                  2                  3.7

                  (l) Section 8.16 (Consolidated Interest Coverage Ratio) of the Loan Agreement is hereby amended by deleting the information set forth under the headings "FISCAL YEAR", "QUARTER" and "REQUIREMENT" and replacing it with the following:

                                                   FISCAL
                           "FISCAL YEAR            QUARTER           REQUIREMENT
                           ------------            -------           -----------
                                2004                  1                  1.70
                                                      2                  1.45

                                                   FISCAL
                           "FISCAL YEAR            QUARTER           REQUIREMENT
                           ------------            -------           -----------
                                                      3                  1.45
                                                      4                  1.45

                                2005                  1                  1.55
                                                      2                  1.65
                                                      3                  1.90
                                                      4                  2.10

                                2006                  1                  2.30
                                                      2                  2.40
                                                      3                  2.50
                                                      4                  2.60

                                2007                  1                  2.80
                                                      2                  2.90"

                  (m) Section 8.17 (Consolidated Fixed Charge Coverage Ratio) of the Loan Agreement is hereby amended by deleting the information set forth under the headings "FISCAL YEAR" and "REQUIREMENT" and replacing it with the following:

                           "FISCAL YEAR                  REQUIREMENT
                           -----------                   -----------
                                2004                         0.85
                                2005                         1.00
                                2006                         1.00"

                  (n) Annex B to the Loan Agreement is amended to read in the form attached hereto as "Annex B," including the textual provisions thereof.

         2.02 AMENDMENT TO SECURITY AGREEMENT. Exhibit "I" to the Security Agreement is hereby deleted in its entirety and replaced with new Exhibit "I" in the form of Annex C hereto.

                       SECTION III. CONDITIONS PRECEDENT

         3.01 The amendments hereunder shall be subject to the fulfillment of the following conditions on the date hereof:

                  (a) All representations and warranties contained in this Amendment or otherwise made in writing to the Agent in connection herewith shall be true and correct.

                  (b) No unwaived event shall have occurred which constitutes an Event of Default under the Loan Agreement or would constitute such an Event of Default but for the requirement that notice be given or time elapse or both.

                  (c) The Borrowers shall have delivered to the Agent for the benefit of each of the Lenders consenting hereto the Amendment Fee (as such term is defined in Section V hereof).

                  (d) The Borrowers and the Required Lenders shall have executed and delivered this Amendment to the Agent.

                  (e) The Agent shall have received satisfactory evidence that all corporate action necessary for the valid execution and delivery by the Borrowers of this Amendment and any and all other agreements and documents contemplated pursuant to the transactions contemplated by this Amendment and the performance of the transactions contemplated hereby and thereby shall have been taken.

                  (f) The Agent shall have received from the Borrowers such other approvals, opinions of counsel or documents as the Agent may reasonably request, which shall be in form and substance reasonably satisfactory to the Agent.

                  (g) The Penn Traffic Company shall have filed with the Securities and Exchange Commission its annual report for the 2003 Fiscal Year accompanied by a report thereon, unqualified in scope, by Price
WaterhouseCoopers LLC.

                          SECTION IV. REPRESENTATIONS

         4.01 The Borrowers jointly and severally represent and warrant (which representations and warranties shall survive the execution and delivery hereof) to the Agent and each of the Lenders that:

                  (a) Such party has the power and authority to execute, deliver and carry out the terms and provisions of this Amendment and the transactions contemplated hereby and has taken or caused to be taken all necessary action to authorize the execution, delivery and performance of this Amendment and the transactions contemplated hereby;

                  (b) No consent of any other person, and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Amendment by such party;

                  (c) This Amendment has been duly executed and delivered on behalf of such party by a duly authorized officer of such party, and constitutes the legal, valid and binding obligation of such party enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity;

                  (d) The execution, delivery and performance of this Amendment will not violate any law, statute or regulation or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of such party; and

                  (e) On and as of the date hereof and giving effect to this Amendment, no Event of Default has occurred under the Loan Documents and no default or event of default has occurred under the Senior Notes Indenture.

                            SECTION V. MISCELLANEOUS

         5.01 NO PRESENT CLAIMS. The Borrowers acknowledge and agree that, as of the date hereof in respect of the Loan Documents and transactions thereunder: (a) none of the Borrowers or any of their affiliates has any claim or cause of action against any of the Lenders or the Agent, the Documentation Agent or the Co-Agents (or any of their directors, officers, employees, attorneys or agents); (b) none of the Borrowers or any of their affiliates has offset rights, counterclaims or defenses of any kind against any of their obligations, indebtedness or liabilities to any of the Lenders or the Agent; and
(c) each of the Lenders, the Agent, the Documentation Agent and the Co-Agents have heretofore properly performed and satisfied in a timely manner all of their obligations to the Borrowers and each of their affiliates. The Lenders, the Agent, the Documentation Agent and the Co-Agents wish (and the Borrowers agree) to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters in respect of the Loan Documents and transactions thereunder, would impair or otherwise adversely affect any of the rights, interests, contracts, collateral security or remedies of the Lenders, the Agent, the Documentation Agent and the Co-Agents. Therefore, the Borrowers, on their behalf and on behalf of each of their respective successors and assigns, hereby waive, release and discharge the Lenders, the Agent, the Documentation Agent and the Co-Agents and all of their directors, officers, employees, attorneys and agents, from any and all claims, demands, actions or causes of action arising out of or in any way relating to the Loan Documents and any documents, instruments, agreements (including this Amendment), dealings or other matters connected with the Loan Documents, including, without limitation, all known and unknown matters, claims, transactions or things occurring on or prior to the date of this Amendment related to the Loan Documents. The waivers, releases, and discharges in this paragraph shall be effective regardless of any other event that may occur or not occur on or after the date hereof.

         5.02 NO WAIVER. Except as otherwise expressly provided for in this Amendment, nothing in this Amendment shall extend to or affect in any way any of the rights or obligations of the Borrowers or any of the Agent's or the Lenders' obligations, rights and remedies arising under the Loan Documents, and neither the Agent nor any Lender shall be deemed to have waived any or all of its rights or remedies with respect to any Event or Event of Default existing on the date hereof or arising hereafter.

         5.03 FEES. In consideration of the Lenders' agreement to this Amendment, the Borrowers agree to pay to the Agent an amendment fee, in addition to any and all other fees which are due or may become due to the Lenders, in an amount equal to 3/4 of 1% of the Lenders' Aggregate Exposure (the "AMENDMENT FEE") payable on or before May 8, 2003 for distribution thereafter by the Agent to the Lenders agreeing to this Amendment in writing on or before 5:00 PM EDT May 7, 2003, in accordance with each such Lender's Pro Rata Share. The Borrowers acknowledge and agree that the Amendment Fee set forth herein constitutes an Obligation under the Loan Agreement. The Pro Rata Share of any Lender not so agreeing hereto shall be paid to the Lenders so agreeing pro rata with each such Lender's Pro Rata Share compared to the aggregate of the Pro Rata Shares of the Lenders so agreeing.

         5.04 REVOLVING CREDIT COMMITMENTS OF LENDERS. Each Lender party hereto, and the Agent, confirms that Annex A annexed hereto sets forth the Revolving Credit Commitment of such Lender as of the date hereof. The Swing Line Lender confirms that the Commitment of the Swing Line Lender is as set forth in Section 2.12 of the Loan Agreement.

         5.05 GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (OTHER THAN CONFLICTS OF LAWS PRINCIPLES THEREOF REQUIRING THE APPLICATION OF THE LAW OF A DIFFERENT JURISDICTION).

         5.06 WAIVER OF JURY TRIAL. THE BORROWERS HEREBY WAIVE THEIR RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AMENDMENT, THE LOAN DOCUMENTS OR ANY OF THE BORROWERS' OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH OBLIGATIONS. THE BORROWERS hereby waive any right THEY may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. the Borrowers confirm that none of the Agent, any of the Lenders, nor any of their respective agents, employees, or representatives has indicated, either orally or in writing, that the Agent or any lender would not seek to enforce the foregoing waivers.

         5.07 COUNTERPARTS; FACSIMILE SIGNATURE. This Amendment may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective when copies hereof which, when taken together, bear the signatures of each of the Borrowers, the Agent and the Required Lenders shall be delivered to the Agent. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be as effective as delivery of a manually executed signature page hereto and the full text of this Amendment.

         5.08 HEADINGS. Headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

         5.09 WAIVERS; AMENDMENTS. Neither this Amendment nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrowers, the Agent and the Required Lenders.

         5.10 NO IMPLIED AMENDMENTS. Except as expressly provided herein, the Loan Agreement and the other Loan Documents are not amended or otherwise affected in any way by this Amendment.

         5.11 ENTIRE AGREEMENT; MODIFICATIONS; BINDING EFFECT. This Amendment constitutes the entire agreement of the parties with respect to its subject matter and supersedes all prior oral or written understandings about such matter. Each of the Borrowers confirms that, in entering into this Amendment, it did not rely upon any agreement, representation, or warranty by the Agent or any Lender except those expressly set forth herein. No modification, rescission, waiver, release, or amendment of any provision of this Amendment may be made except by a written agreement signed by the parties hereto. The provisions of this Amendment are binding upon and inure to the benefit of the representatives, successors, and assigns of the parties hereto; provided, however, that no interest herein or obligation hereunder may be assigned by any Borrower without the prior written consent of the Required Lenders.

         5.12 EFFECTIVE DATE. This Amendment shall become effective on the Effective Date subject to the fulfillment of the conditions in Section III hereof:

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                       BORROWERS:
                                       ---------

                                       THE PENN TRAFFIC COMPANY


                                       By:
                                           -------------------------------------
                                           Title:

                                       DAIRY DELL, INC.


                                       By:
                                           -------------------------------------
                                           Title:

                                       BIG M SUPERMARKETS, INC.


                                       By:
                                           -------------------------------------
                                           Title:

                                       PENNY CURTISS BAKING COMPANY INC.


                                       By:
                                           -------------------------------------
                                           Title:


                                       ADMINISTRATIVE AGENT:
                                       --------------------

                                       FLEET CAPITAL CORPORATION


                                       By:
                                           -------------------------------------
                                           Title:


                                       SWING LINE LENDER:
                                       -----------------

                                       FLEET CAPITAL CORPORATION


                                       By:
                                           -------------------------------------
                                           Title:

                                       LENDERS:
                                       --------

                                       FLEET CAPITAL CORPORATION


                                       By:
                                           -------------------------------------
                                           Title:

                                       GMAC BUSINESS CREDIT, LLC.


                                       By:
                                           -------------------------------------
                                           Title:

                                       AMSOUTH BANK


                                       By:
                                           -------------------------------------
                                           Title:

                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION


                                       By:
                                           -------------------------------------
                                           Title:


                                       GENERAL ELECTRIC CAPITAL CORPORATION


                                       By:
                                           -------------------------------------
                                           Title:

                                       LASALLE BUSINESS CREDIT, INC.


                                       By:
                                           -------------------------------------
                                           Title:

                                       CITIZENS BUSINESS CREDIT COMPANY


                                       By:
                                           -------------------------------------
                                           Title:

                                       THE CIT GROUP/BUSINESS CREDIT, INC.


                                       By:
                                           -------------------------------------
                                           Title:

                                       IBJ WHITEHALL BUSINESS CREDIT CORPORATION


                                       By:
                                           -------------------------------------
                                           Title:

                                       FOOTHILL CAPITAL CORPORATION


                                       By:
                                           -------------------------------------
                                           Title:

                                       TRANSAMERICA BUSINESS CREDIT CORPORATION


                                       By:
                                           -------------------------------------
                                           Title:


                                       SOVEREIGN BANK


                                       By:
                                           -------------------------------------
                                           Title:

                                       THE PROVIDENT BANK


                                       By:
                                           -------------------------------------
                                           Title:

                                     ANNEX A


               LENDER                                      REVOLVING COMMITMENT
               ------                                      --------------------

               Fleet Capital Corporation                   $        26,640,775
               GMAC Business Credit, LLC                   $        19,218,750
               AmSouth Bank                                $        14,053,980
               Bank of America National Trust
               and Savings Association                     $        22,421,875
               Foothill Capital Corporation                $        27,586,645
               General Electric Capital Corporation        $        16,015,625
               LaSalle Business Credit, Inc.               $        16,015,625
               CIT Group/Business Credit, Inc.             $        16,015,625
               Citizens Business Credit Company            $         9,609,375
               IBJ Whitehall Business Credit
               Corporation                                 $         9,609,375
               Transamerica Business Credit
               Corporation                                 $        14,999,850
               Sovereign Bank                              $         6,406,250
               The Provident Bank                          $         6,406,250
               Total                                       $       205,000,000

                                     ANNEX B

                                  PRICING GRID
                        (Rates and fees in basis points)
----------------------------------------------------------------------------------------------------------------------
                              Revolving/Swing Line
                                     Loans                  Term Loans A             Term Loans B
                              -----------------------   -----------------------   ----------------------
              Consolidated                                                                                    Unused
               Funded Debt                                                                                     Line
                  Ratio       Libor +    Prime Rate +   Libor +    Prime Rate +   Libor +   Prime Rate +        Fee
             -------------    --------   ------------   --------   ------------   -------   -------------   ----------
Tier A:      5.25+               N/A          100           N/A         100           400          300          50
----------------------------------------------------------------------------------------------------------------------
Tier I:      4.76 - 5.25         300          200           300         200           375          275          50
----------------------------------------------------------------------------------------------------------------------
Tier II:     4.26 - 4.75         275          175           275         175           375          275          50
----------------------------------------------------------------------------------------------------------------------
Tier III:    3.76 - 4.25         250          150           250         150           350          250          50
----------------------------------------------------------------------------------------------------------------------
Tier IV:     3.26 - 3.75         225          125           225         125           350          250          50
----------------------------------------------------------------------------------------------------------------------
Tier V:      <3.25               212.5        112.5         212.5       112.5         350          250          50
----------------------------------------------------------------------------------------------------------------------

         (1) There will be no pricing adjustment prior to May 1, 2000 (the "Adjustment Date"). The initial review for pricing adjustment will occur following receipt of the Borrowers' financial statements delivered pursuant to
Section 7.2(a) for Fiscal Year 2000.

         (2) Thereafter, rate adjustments based on the Pricing Grid will be made following receipt from the Borrowers of the financial statements delivered pursuant to Section 7.2(a) or 7.2(b), and of a request for a rate adjustment accompanied by a schedule reflecting the appropriate calculation.

         (3) Quarterly adjustments based on the Pricing Grid shall occur 45 and 90 days after the end of the quarter or year-end, as appropriate, based on the financial statements for the corresponding periods respectively.

         (4) Solely for the purposes of calculating Consolidated Funded Debt Ratio under this Pricing Grid for the first Fiscal Quarter of Fiscal Year 2001 and any subsequent Fiscal Quarter or Fiscal Year, Consolidated Funded Debt shall include the Undrawn Amount of all Letters of Credit outstanding on the date of determination.

         (5) Notwithstanding clauses (2) and (3) above, from and after November 1, 2002, each of the Applicable Margins for determining the Eurodollar Rate and the Prime Rate shall be equal to the basis points set forth in the line designated "Tier II" above, until thereafter adjusted as provided in clauses (2) and (3) above.

         (6) Libor based rates are not available for the Revolving/Swing Line Loans and Term Loans A in Tier A.

         (7) The margins under the caption "Term Loans B" shall be reduced as follows:

         (a) Upon the aggregate principal balances of the Term Loans having been reduced to $66,337,000 or less, such margins shall each be reduced by 25 basis points, and

         (b) Upon the aggregate principal balances of the Term Loans having been reduced to $33,168,000 or less, such reduced margins shall each be further reduced by 25 basis points.

                                     ANNEX C

                                [To be provided.]



                                       16